Second Quarter 2011 Exhibit 99.1

Todd Brice President and Chief Executive Officer Mark Kochvar Sr. EVP and Chief Financial Officer

Forward Looking Statement
and Risk Factor
• This presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  Forward-
looking statements include, among others, statements regarding trends, strategies, plans, beliefs, intentions, expectations, goals and opportunities.  Forward looking statements are typically identified by words or phrases such as believe, expect, anticipate, intend, estimate, assume, strategy, plan, outlook, outcome, continue, remain, trend and variations of such words and similar expressions, or future or conditional verbs such as will, would, should, could, may or similar expressions.  Actual results and performance could differ materially from those anticipated by these forward-looking statements.  Factors that could cause such a difference include, but are not limited to, general economic conditions, changes in interest rates, deposit flows, loan demand, asset quality, including real estate and other collateral values, and competition.
• S&T cautions that these forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time.  These forward-looking statements speak only as of the date hereof, and S&T assumes no duty to update forward-looking statements.  Subsequent written or oral statements attributable to S&T or persons acting on its behalf are expressly qualified in their entirety by the cautionary statements contained herein and those in S&T’s reports previously and subsequently filed with the Securities and Exchange Commission.

4 S&T Bancorp Corporate Profile

Investor Highlights • Historically High Performing Bank • Experienced Management Team • Relationship Banking Model • Well-Positioned for Growth 5

* 2011 peer banks per 2011 proxy statement
* * Annualized
Return on Assets
-0.5%
0.0%
0.5%
1.0%
1.5%
2.0%
-0.5%
0.0%
0.5%
1.0%
1.5%
2.0%
2006 2007 2008 2009 2010 2011 YTD**
STBA BHC $3-10 B Peer Bank Median* PA Banks

7 Return on Equity * 2011 peer banks per 2011 proxy statement * * Annualized -5% 0% 5% 10% 15% 20% -5% 0% 5% 10% 15% 20% 2006 2007 2008 2009 2010 2011 YTD** BHC $3-10 B PA Banks Peer Bank Median* STBA

8 Marcellus Shale Distribution

Marcellus Activity in S&T’s Market Area Permits Issued Wells Drilled 2009 283 114 2010 358 170 2011 * 296 126 * January – July 2011 Source: Pennsylvania DEP 9

10

11 11
Quarterly Summary
2011 2011 2010
Second
Quarter
First
Quarter
Second
Quarter
Net Income $13.4 $4.7 $7.9
Diluted Common Earnings per Share $0.48 $0.17 $0.28
Common Return on Average Assets
*
1.31% 0.47% 0.76%
Common Return on Average Equity
*
9.15% 3.31% 5.60%
Dollars in millions
*
Annualized

12 12
Income Statement
Dollars in millions
2011 2011 2010
Second
Quarter
First
Quarter
Second
Quarter
Net Interest Income – FTE $35.6 $35.9 $37.8
Noninterest Income 11.2 11.0 11.4
Total Revenue 46.8 46.9 49.2
Noninterest Expense (25.6) (27.5) (25.7)
Security Gains (Losses) (0.1) - 0.1
Provision for Loan Losses (1.1) (10.6) (9.1)
Net Income Before Taxes 20.0 8.8 14.5
Taxes (5.0) (2.5) (5.1)
Preferred Stock Dividends (1.6) (1.6) (1.5)
Net Income Available to Common
Shareholders $ 13.4 $4.7 $7.9
Diluted Common Earnings per Share $ 0.48 $0.17 $0.28

13 13
Balance Sheet
Dollars in millions
June 30,
2011
Mar. 31,
2011
June 30,
2010
Securities $358 $353 $340
Loans, Net 3,145 3,243 3,343
Other 555 494 456
Total Assets $4,058 $4,090 $4,139
Deposits $3,254 $3,306 $3,297
Borrowings 164 158 227
Other 47 46 49
Equity 593 580 566
Total Liabilities & Equity $4,058 $4,090 $4,139

14 14
Loan Portfolio
Dollars in millions
June 30,
2011
Mar. 31,
2011
June 30,
2010
Consumer
Home Equity     $    432 $   436 $   451
Residential Mortgage 346 343 360
Consumer 70 71 77
Construction 3 4 10
Total Consumer 851 854 898
Commercial
Commercial Real Estate 1,442 1,489 1,424
Commercial & Industrial 691 714 734
Construction 208 245 337
Total Commercial 2,341 2,448 2,495
Total Portfolio Loans 3,192 3,302 3,393
Total Loans Held for Sale 11 2 4
Total Loans $3,203 $3,304 $ 3,397

15 15
Asset Quality
*
YTD June 30, 2011 Annualized
June 30, December 31,
2011 2010 2009 2008 2007
Nonperforming Loans / Total Loans
1.95% 1.90% 2.67% 1.19% 0.60%
Nonperforming Assets / Total Loans Plus
OREO
2.18 2.07 2.80 1.21 0.62
Net Charge-offs / Average Loans
*
0.59 1.48 1.60 0.31 0.17
Loan Loss Reserve / Total Loans
1.81 1.53 1.75 1.20 1.23
Loan Loss Reserve / Nonperforming Loans
93 80 66 101 204

16
Nonperforming Loans
86 2.30 53.8
Total Commercial
12 3.56 7.4
Construction
13 1.18 8.1
Commercial & Industrial
61 2.65
38.3
Commercial Real Estate
Commercial
14 1.02
8.7
Total Consumer
- -
-
Construction
- -
-
Consumer Installment
10 1.78 6.2
Residential Mortgage
4 0.59 $    2.5
Home Equity
% of
Total NPL
Consumer
% NPL
June 30,
2011
Total Nonperforming Loans
100 1.96 $  62.5
Nonperforming Loans (NPL) are loans where collection of interest or principal is doubtful or generally when interest or principal payments are 90 days or more past due.
Dollars in millions
Specific reserves $7.5
USDA Guarantee $6.8

17
Construction & CRE by Type
Type
June 30,
2011
% of Total
June 30,
2010 Change
Retail/Strip Malls $   286 17 $   298 $(12)
Miscellaneous 256 16  247 9
Offices 221 13 224 (3)
Residential Rental Properties 220 13 286 (66)
Hotels 185 11 192 (7)
Healthcare/Education 109 7 95 14
Flex/Mixed Use 107 7 102 5
RE Develop – CL 100 6 105 (5)
Manuf/Industrial/Warehouse 96 6 137 (41)
RE Develop – Residential 70 4 75 (5)
Total $1,650 100 $1,761 ($111)

Dollars in millions

18
Construction & CRE – NPL by Type
Type
June 30,
2011 % NPL
% of
Total NPL
Retail/Strip Malls $ 2.9 1.01 6
Miscellaneous 16.2 6.33 36
Offices 6.6 2.98 14
Residential Rental Properties 4.6 2.09 10
Hotels 1.5 0.79 3
Healthcare/Education 0.8 0.74 2
Flex/Mixed Use - - -
RE Develop – CL 1.1 1.14 2
Manuf/Industrial/Warehouse 4.4 4.61 10
RE Develop – Residential 7.6 10.85 17
Total $45.7 2.77 100

Dollars in millions

Net Interest Margin
2011 2011 2010
Second
Quarter
First
Quarter
Second
Quarter
Securities - FTE 2.76% 3.02% 3.89%
Loans - FTE 4.89 4.92 5.12
Total Earning Assets 4.63 4.72 5.01
Deposits 0.97 0.97 1.15
Borrowings 3.10 3.14 2.79
Total Costing Liabilities 1.10 1.10 1.27
Net Interest Margin - FTE 3.85 3.92 4.05

Noninterest Income
Dollars in millions
2011 2011 2010
Second
Quarter
First
Quarter
Second
Quarter
Community Banking $ 5.9 $  5.6 $  6.6
Wealth Management 2.1 2.1 1.9
Insurance 2.2 2.1 2.0
Letters of Credit / Loan 0.7 0.5 0.8
Mortgage Banking 0.2 0.6 0.2
Other 0.1 0.1 (0.1)
Total $11.2 $11.0 $11.4

Securities
June 30,
2011
Mar. 31,
2011
June 30,
2010
Agencies $142 $125 $124
Agency CMO 71 74 50
Agency MBS 55 59 54
Municipals 58 62 78
Equities 12 12 11
FHLB Stock 20 21 23
Total   $358 $353 $340
All securities are classified as available-for sale
Dollars in millions

Deposits
Dollars in millions
June 30,
2011
Mar. 31,
2011
June 30,
2010
Noninterest-bearing Demand $ 802 $ 803 $ 733
Interest-bearing Demand 284 286 260
Money Market 237 241 251
Savings 753 755 743
Certificates of Deposit < $100K 769 781 845
Certificates Of Deposit > $100K 409 440 465
Total   $3,254 $3,306 $3,297

23 23
Capital Ratios
June 30
2011
Mar. 31
2011
June 30
2010
Well-
Capitalized
Leverage
*
11.49% 11.19% 10.64% 5.00%
Tier 1 – Risk-Based Capital
*
14.31 13.54 12.52 6.00
Total – Risk-Based Capital
*
17.83 16.99 15.87 10.00
Tangible Common Equity /
Tangible Assets 8.08 7.70 7.23 NA
*
Includes CPP of $108.7 million

24 S&T Bancorp Capital * * Total Risk-Based Capital Well Capitalized

25

Second Quarter 2011